WBI BullBear Trend Switch US Total Return ETF
Schedule of Investments
March 31, 2020 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 96.5%
11,650	iShares 20+ Year Treasury Bond ETF +	$1,921,901
224,476	Schwab Short-Term U.S. Treasury ETF	11,612,143
133,536	SPDR Portfolio Long Term Treasury ETF	6,308,241
54,892	Vanguard Long-Term Treasury ETF	5,544,641
	TOTAL EXCHANGE TRADED FUNDS (Cost $26,233,231)	25,386,926

Shares/Amount	Security Description	Value
	SHORT-TERM INVESTMENTS - 3.5%
910,759	U.S. Bank Money Market Deposit Account, 0.25%	910,759
	TOTAL SHORT-TERM INVESTMENTS (Cost $910,759)	910,759

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.2%
1,881,390	Mount Vernon Liquid Assets Portfolio, LLC, 0.89% (a)(b)	1,881,390
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,881,390)	1,881,390

	TOTAL INVESTMENTS - 107.2% (Cost $29,025,380)	28,179,075
	Liabilities in Excess of Other Assets - (7.2)%	(1,891,034)
	NET ASSETS - 100.0%	$26,288,041

+	All or portion of this security is on loan as of March 31, 2020. Total value of securities on loan is $1,825,723.
(a)	The rate quoted is the annualized seven-day yield as of March 31, 2020.
(b)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.